S000006017 [Member] Investment Strategy - Short-Term Treasury Portfolio	Jan. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Portfolio invests at least 80% of its assets in direct debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, and other securities issued by the U.S. Treasury. The remainder of the Portfolio’s assets may be invested in U.S. government agency securities, which include debt obligations issued and/or guaranteed as to principal and interest by the U.S. government or its agencies, sponsored enterprises or instrumentalities.
The Portfolio expects to maintain a dollar-weighted average portfolio maturity and duration of zero to three years. Dollar-weighted average portfolio maturity is a dollar-weighted average of the remaining term to maturity of a portfolio of debt securities, while duration is a measure of price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. The Portfolio is not a money market fund and does not seek to maintain a stable price per share. The Portfolio’s yield will fluctuate as the securities in which it invests mature and the proceeds are reinvested in securities with different interest rates.
Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.